Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2019
Earnings Per Share [Abstract]
Loss Per Share Attributable to Common Stockholders

24. LOSS PER SHARE ATTRIBUTABLE TO COMMON STOCKHOLDERS

The Business Combination was accounted for as a reverse recapitalization in accordance with US GAAP (see Note 5 – Business Combination). Accordingly, weighted-average shares outstanding for purposes of the net loss per share calculation have been retrospectively adjusted to reflect the exchange ratio established in the Business Combination.

The following table sets forth the calculation of basic and diluted loss per share attributable to common stockholders during the period presented (in thousands, except share and per share data):

	Year Ended December 31,
	2019	2018
Net loss attributable to common stockholders	$(5,512)	$(7,100)
Weighted-Average shares used to compute net loss per share attributable to common stockholders, basic and diluted	11,603,381	9,828,411
Net loss per share attributable to common stockholders, basic and diluted	$(0.48)	$(0.72)

The Company generated a net loss attributable to the Company’s common stockholders for each of the years ended December 31, 2019 and 2018. Accordingly, the effect of dilutive securities is not considered in the loss per share for such periods because their effect would be anti-dilutive on the net loss per share.

For the year ended December 31, 2019, the weighted-average number of outstanding shares of common stock equivalents, which were excluded from the calculation of the diluted net loss per share attributable to common stockholders as their effect would be anti-dilutive, was 1,244,043 (580,580 for the year ended December 31, 2018).